QUARTERLY REPORT
                                 JUNE 30, 1999

                                   FIDUCIARY
                                 CAPITAL GROWTH
                                   FUND, INC.

                                   A NO-LOAD
                                  MUTUAL FUND

                                   Fiduciary
                                 Capital Growth
                                   Fund, Inc.
                                                                   July 22, 1999

Dear Fellow Shareholder:

  The market environment for mid- to small-capitalization companies, in which your Fund focuses, improved dramatically in the second quarter, and your Fund participated accordingly. For the quarter ended June 30, 1999, the Fiduciary Capital Growth Fund experienced a 20.9% return. This compares with a return of 6.9% for the S&P 500, and 15.6% for the Russell 2000 Index. Year-to-date, through June 30, the Fund's return is 14.8%, versus 12.2% for the S&P 500, and 9.3% for the Russell 2000. The Fund's one, five and ten year annual compounded returns are 11.2%, 17.5% and 13.2%, respectively.

  As we had stated in our past communications, we were somewhat puzzled as to why our companies had not performed better, given their strong earnings gains in the past year, relative to the S&P 500 and the Russell 2000. Specifically, while S&P 500 operating earnings were nonexistent in 1998, your companies grew at about 9%, and accelerated to 10% in the first quarter of this year, while the S&P 500 operating earnings for the first quarter grew 3.7%. Your companies were enjoying strong relative earnings growth, while at the end of the first quarter, the portfolio sold at a 55% discount to the S&P 500's price/earnings ratio; that conundrum, however, was resolved with a resounding vote of confidence for your companies in the second quarter, as witnessed by its 20.9% gain. Even with this strong absolute and relative performance in the second quarter, your portfolio today still sells at a 44% discount. The environment for corporate profitability has picked up, both for the broad economy, as well as your portfolio. We envision the growth in our companies approaching 12-14%, which is still nicely ahead of the earnings growth that most of Wall Street's pundits forecast for the S&P.

  One of the contributing factors to our strong second quarter performance was the fact that two of our positions, Superior Services and VWR Scientific Products, were acquired. We would expect that this phenomenon may well continue, with the valuation disparity that still exists between large and small companies. It certainly makes sense for the S&P 500 type of companies to continue to expand via acquisitions, when these acquisitions can be done accretively.

From a longer term perspective, as can be seen from the following table which graphs the performance of large versus small capitalization companies over the past 40 years, Wall Street will, at times, view one sector more favorably than the other. With the exception of the 1991-1993 period, when small capitalization companies outperformed their large cap brethren, it has been an environment, since the end of 1983, where larger companies have performed better. At the end of the first quarter of this year, we were almost at relative valuation levels not seen since 1974, which led to a protracted period of almost ten years of outperformance for smaller capitalization companies. Given the significant valuation discrepancies we've discussed in favor of small cap companies, we think we may be at a period of small cap resurgence which may well persist for some time to come.

 100.00
 103.09
 102.29
 103.39
 101.37
 102.19
 101.71
 102.79
 103.60
 101.48
 102.12
  98.40
 101.18
 104.01
 109.19
 108.72
 113.08
 117.59
 116.68
 116.32
 125.98
 127.03
 127.42
 120.94
 121.62
 114.81
 118.51
 117.08
 116.00
 113.58
 112.48
 111.05
 111.67
 112.61
 108.73
 109.59
 108.90
 106.73
 105.26
 104.37
 109.89
 111.58
 109.40
 108.41
 106.40
 106.13
 109.51
 109.51
 106.41
 105.77
 106.02
 105.72
 107.02
 106.87
 106.28
 109.29
 107.51
 105.75
 101.72
  97.80
 100.18
  98.66
  96.11
  95.88
  94.43
  98.55
  98.34
  96.52
  95.46
  93.21
  91.44
  91.24
  91.28
  80.78
  83.42
  83.82
  83.79
  87.40
  94.44
  95.44
  92.75
  95.14
  94.76
  95.85
  94.30
  90.78
  89.24
  91.26
  88.95
  92.03
  92.10
  91.46
  92.04
  90.56
  86.72
  87.21
  87.87
  84.63
  83.60
  81.92
  80.10
  81.73
  82.79
  82.19
  80.42
  81.24
  78.00
  74.39
  71.22
  67.23
  68.07
  68.85
  72.10
  74.97
  78.39
  78.19
  78.68
  77.58
  76.63
  77.90
  79.88
  81.06
  80.84
  78.32
  86.32
  88.00
  86.79
  81.35
  82.20
  79.47
  78.95
  78.42
  79.42
  81.71
  85.25
  87.24
  89.41
  86.27
  87.28
  87.01
  88.89
  89.08
  90.75
  91.34
  94.80
  95.28
  93.26
  95.35
  95.18
  96.75
  96.87
  96.33
  93.92
  93.02
  91.60
  93.08
  95.20
  92.88
  92.59
  93.76
  90.25
  90.54
  89.39
  88.94
  87.14
  89.55
  91.71
  93.45
  91.34
  87.62
  87.67
  88.24
  85.28
  87.26
  88.13
  91.57
  93.01
  88.89
  84.93
  88.08
  86.68
  83.05
  80.45
  84.19
  80.83
  78.30
  77.82
  73.62
  77.20
  77.02
  74.70
  80.97
  82.40
  81.47
  77.39
  77.45
  75.45
  75.70
  75.04
  74.70
  72.00
  69.38
  64.42
  60.72
  61.49
  59.20
  58.79
  59.04
  57.42
  54.48
  53.16
  55.73
  57.96
  57.34
  57.57

Source:  The Leuthold Group; as of 5/29/99.

  We are heartened by the strong showing in the second quarter, and believe that the performance we have achieved thus far, though not sustainable at this rate of growth, will still be well in excess of the returns one will be able to achieve in the popular indices in the next two to three years.

PORTFOLIO COMMENTARY

  We have often discussed how "bottom-up" fundamental analysis drives the research process. While it would be foolish to ignore the macroeconomic environment, we have always felt that picking good businesses at bargain prices and having a diversified portfolio was the best way to handle whatever "top-down" forces were presented. This approach does not exclude consideration of larger "themes," but simply tries to capture a desired theme without taking undue risk. In the following paragraphs we will address the diversification issue, and why we feel your portfolio is well positioned for the future.

  In the following table, we have outlined the approximate weightings of your portfolio as well as that of the S&P 500. We use the S&P 500 because the constituent data is more readily available than it is for the Russell 2000, our standard benchmark.

  MARKET SECTOR               FCGF           S&P 500
  --------------------------------------------------
  Technology                  20.3%          26.5%
  Consumer Staples            13.5%          19.6%
  Consumer Cyclicals           8.8%           6.0%
  Consumer Services            9.9%           5.7%
  Basic Industries            12.7%           3.4%
  Industrial                   8.7%           6.7%
  Financial Services          10.0%          16.2%
  Utilities                    0.0%           6.8%
  Energy                       5.5%           6.9%
  Transportation               0.0%           1.1%
  Building Cyclicals           0.0%           1.3%
  Misc.Business Services       5.1%           0.0%

  As you will see shortly, we are certainly not an index fund. Of course in hindsight, shadowing the S&P 500 would have been the smart thing to do the past few years, as massive fund flows found their way to the very largest market cap companies that have driven the performance of the S&P 500. If the second quarter is a harbinger of things to come, this phenomenon should be reversed, allowing the more neglected stocks to shine. In FCGF, there are sectors that are heavily overweighted, and others with no exposure at all. If the companies within a sector do not have the characteristics or valuation that we like, we avoid that area. Utilities would be a good example of this. Conversely, sometimes companies with attractive long-term business fundamentals fall into a sector that is out-of-favor. We may have a double or triple weighting in this sector. Because of "Y2K" worries, technology services (a subset of technology) such as Modis, Romac and Keane are examples of this, even though our overall technology weighting is less than the S&P 500. The interesting feature of our approach is that a 40-45 stock portfolio of largely niche companies is still diversified and exposed to the main economic growth sectors that comprise GDP.

  In the technology sector, the composition of our portfolio is vastly different than the S&P 500. The S&P technology weighting is concentrated in a group of very high valuation, mega-capitalization stocks such as Microsoft, Lucent, AOL, Cisco and Dell. Your technology stocks are predominantly service-oriented, and distributors. Companies such as Sungard and National Data have business models characterized by recurring revenue and high return on capital, yet sell at reasonable multiples. The electronic distributors are long-term proxies for the semiconductor and computer industries, yet do not carry the "innovation" risk of these industries. These companies typically have lower margins but higher returns on capital employed. As a general rule, we prefer users as opposed to inventors of technology. Where we do have exposure to a leading edge technology inventor, such as Methode, the risk is quite manageable. Methode's optical connector and switch business is experiencing explosive growth driven by the internet and broadband buildout; yet the company has a highly profitable and relatively predictable automobile electronics business that provides a base level of earnings growth. We believe this approach provides above-average risk adjusted returns.

  The underweighted position in the consumer staples category largely reflects the massive move in a few S&P 500 stocks within the drug, household products and soft drink sectors (all part of consumer staples). These were the large cap growth stock "winners" (i.e Coca-Cola at a price/earnings ratio of 45; Gillette at 46 times earnings; and Pfizer, at 42 times) over the last several years, currently experiencing slowing profit growth, yet still trading at what we feel are extraordinary multiples. While our overall healthcare (also part of consumer staples) exposure is slightly higher than the S&P 500 (12.6% vs. 11.3%), the constituents are again quite different. Valuations keep us away from the drug stocks currently, but we are participating in the underlying growth of the industry through Covance and Cambrex. As big pharmaceutical companies face profit margin pressure, they are outsourcing research (Covance) and manufacturing (Cambrex). Both these companies are leaders in these areas and should continue to benefit from this trend. Our other healthcare investments are strong niche players with high levels of recurring revenue. For example, Dentsply is the leading worldwide manufacturer of dental consumables and equipment. They are number one or two in virtually all of their product lines and carry an estimated 40-45% overall market share. As a general rule, our healthcare investments try to minimize the risks associated with government reimbursement issues. From this standpoint, we feel the portfolio is much better positioned than the S&P 500 going forward.

  One area that has struggled recently for us is retail (within the consumer cyclical category), where we have also been modestly overweight. This is an area where we have had good historical success and the franchises that we own have solid long-term records. Nonetheless, the recent performance has been unacceptable. We have recently intensified our research effort in this area and some changes may be forthcoming.

  Our 12.7% weighting in basic industries doesn't reflect investments in commodity chemical, fertilizer or paper companies, where the lion's share of the S&P weighting is. The largest investment is Cambrex, which has both a healthcare and specialty chemical product mix. The other investments in this sector are unique companies producing products in metal-based derivatives (OM Group), polymer additives and specialty chemicals (Great Lakes Chemical), esoteric research chemicals (Sigma-Aldrich), and precipitated calcium carbonate (Minerals Technologies). All of these companies have above average profitability and growth.

  Our underweight position in financial services reflects the growing commoditization of the banking sector and our view that margins will be squeezed here over the next several years. Our lack of participation in the large multi-line insurance companies also explains the lower weighting. The six companies we own have established niches, solid profitability and in aggregate are growing at about twice the S&P 500.

  The overweighted position in the industrial category does not reflect investments in heavy machinery, trucks, etc. Most of our exposure is in the relatively predictable, high-margin waste services industry; i.e. Republic Services, Casella Waste, and Superior Services, which is in the process of being acquired.

  Finally, underweight positions in utilities, energy, transportation, and building cyclicals reflect the inability to find our kinds of companies at the right price.

  As always, thank you for your support of Fiduciary Capital Growth Fund.

Sincerely,

/s/Ted D. Kellner        /s/Donald S. Wilson      /s/Patrick J. English
Ted D. Kellner, C.F.A    Donald S. Wilson, C.F.A  Patrick J. English, C.F.A.
President                Vice President           Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555

Fiduciary Capital Growth Fund, Inc.

STATEMENT OF NET ASSETS
June 30, 1999 (Unaudited)

                            QUOTED
                            MARKET
SHARES                  VALUE (B)<F2>
------                  -------------

LONG-TERM INVESTMENTS -- 95.2% (A)<F1>
COMMON STOCKS -- 93.0% (A)<F1>

            BANKS/SAVINGS & LOANS -- 1.2%
    13,000  Associated Banc-Corp.                                 $   539,500

            CHEMICAL/SPECIALTY MATERIALS -- 9.1%
    47,000  Cambrex Corp.                                           1,233,750
    20,000  Great Lakes Chemical Corp.                                921,250
    11,700  Minerals Technologies Inc.                                653,006
    23,000  OM Group, Inc.                                            793,500
    15,000  Sigma-Aldrich Corp.                                       516,563
                                                                  -----------
                                                                    4,118,069
            DISTRIBUTION -- 9.6%
    53,000  Arrow Electronics, Inc.                                 1,007,000
    17,500  Black Box Corp.                                           877,187
   125,000  Pioneer-Standard
              Electronics, Inc.                                     1,500,000
    25,000  VWR Scientific Products Corp.                             917,188
                                                                  -----------
                                                                    4,301,375
            ELECTRONICS -- 2.2%
    43,500  Methode Electronics, Inc.                                 995,062

            ENERGY/ENERGY SERVICES -- 5.5%
    19,000  Burlington Resources Inc.                                 821,750
    35,500  Noble Affiliates, Inc.                                  1,000,656
    36,100  Pogo Producing Co.                                        672,363
                                                                  -----------
                                                                    2,494,769
            HEALTH INDUSTRIES -- 13.7%
    42,000  Covance Inc.                                            1,005,375
    50,000  Dentsply International Inc.                             1,400,000
    27,000  Haemonetics Corp.                                         541,687
    10,000  National Data Corp.                                       427,500
    73,000  Steris Corp.                                            1,414,375
    50,000  Sybron International Corp.                              1,378,125
                                                                  -----------
                                                                    6,167,062
            INDUSTRIAL SERVICES -- 5.6%
    18,000  Casella Waste System, Inc                                 468,000
    43,000  Republic Services, Inc. CI A                            1,064,250
    37,600  Superior Services Inc.                                  1,003,450
                                                                  -----------
                                                                    2,535,700
            INSURANCE -- 4.0%
    25,602  Delphi Financial Group, Inc.                              918,472
    50,000  Old Republic
              International Corp.                                     865,625
                                                                  -----------
                                                                    1,784,097
            LEISURE/RESTAURANTS -- 0.8%
    20,000  International Game
              Technology                                              370,000

            MEDIA/COMMUNICATION -- 1.2%
     7,500  Telephone & Data
              Systems, Inc.                                           547,969

            MISCELLANEOUS BUSINESS SERVICES -- 9.7%
     2,600  Grey Advertising Inc.                                     865,800
    20,000  Keane, Inc.                                               452,500
    63,000  Modis Professional
              Services, Inc.                                          866,250
    40,000  Morrison Health Care, Inc.                              1,000,000
    40,000  NFO Worldwide, Inc.                                       560,000
    68,100  Romac International, Inc.                                 604,388
                                                                  -----------
                                                                    4,348,938
            MISCELLANEOUS FINANCE -- 1.3%
    11,500  Financial Security Assurance
              Holdings Ltd.                                           598,000

            MISCELLANEOUS TECHNOLOGY
              MANUFACTURING -- 4.1%
    28,600  Bell & Howell Co.                                       1,081,438
    86,200  Paxar Corp.                                               775,800
                                                                  -----------
                                                                    1,857,238
            PAPER/PACKAGING -- 3.8%
     6,400  Aptargroup, Inc.                                          192,000
    83,500  Wausau-Mosinee
              Paper Corp.                                           1,503,000
                                                                  -----------
                                                                    1,695,000
            PRINTING/PUBLISHING/FORMS -- 2.2%
    39,000  Wallace Computer
              Services, Inc.                                          975,000

            PRODUCER MANUFACTURING -- 2.3%
    43,500  Regal-Beloit Corp.                                      1,027,687

            REAL ESTATE -- 1.4%
    42,700  Security Capital Group
              Inc. CL B                                               621,819

            RETAIL TRADE -- 10.2%
    41,000  Autozone, Inc.                                          1,235,125
    94,000  Casey's General Stores, Inc.                            1,410,000
    46,000  Consolidated Stores Corp.                               1,242,000
    76,700  Stein Mart, Inc.                                          719,062
                                                                  -----------
                                                                    4,606,187
            SOFTWARE/SERVICE -- 5.1%
    23,000  First Data Corp.                                        1,125,562
    19,000  Reynolds & Reynolds Co.                                   442,938
    21,000  SunGard Data Systems Inc.                                 724,500
                                                                  -----------
                                                                    2,293,000
                                                                  -----------
                Total common stocks                                41,876,472

REITS -- 2.2% (A)<F1>
    48,900  Prologis Trust                                            990,225
                                                                  -----------
                Total long-term
                  investments                                      42,866,697

PRINCIPAL
AMOUNT
---------

SHORT-TERM INVESTMENTS -- 4.9% (A)<F1>
            VARIABLE RATE DEMAND NOTES
$2,000,000  Firstar Bank U.S.A., N.A.                               2,000,000
   196,733  General Mills, Inc.                                       196,733
                                                                  -----------
                Total Short-Term
                  investments                                       2,196,733

                Total investments                                  45,063,430
                                                                  -----------

            Liabilities, less cash and
              receivables (0.1%) (A)<F1>                             (48,555)

                                                                  -----------
                NET ASSETS                                        $45,014,875
                                                                  -----------
                                                                  -----------
            Net Asset Value Per Share
              ($0.01 par value 10,000,000
              shares authorized), offering
              and redemption price
              ($45,014,875 / 2,402,972
              shares outstanding)                                $      18.73
                                                                  -----------
                                                                  -----------

(a)<F1>  Percentages for the various classifications relate to net assets.
(b)<F2> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Short-term investments are valued at cost which approximates quoted market value.

                      FIDUCIARY CAPITAL GROWTH FUND, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                                 TED D. KELLNER
                                THOMAS W. MOUNT
                                DONALD S. WILSON

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                                 TRANSFER AGENT
                         AND DIVIDEND DISBURSING AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                           FIRSTAR BANK MILWAUKEE, NA
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Fiduciary Capital Growth Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.